Exhibit 10.2

NUVEL INC.

$3,000,000 BRIDGE ROUND OFFERING DOCUMENTS

Investor Package

This Investor Package contains the documents listed below in connection with an offering by Nuvel Inc. (the “Company”) of up to $3,000,000 in Secured Convertible Promissory Notes and Warrants to purchase shares of the Company’s Common Stock.

Note Subscription Agreement & Exhibits

Please deliver your investment amount via wire or check along with duly executed copies of the signature pages to the following documents: (i) the Subscription Agreement, (ii) the Security Agreement, and (iii) the Accredited Investor Questionnaire & Form W-8 or W-9 (as applicable).  A signature page package containing segregated signature pages for each of the aforementioned documents has been provided in a separate Adobe PDF file for your convenience.  All documents should be faxed to Donna Schulze at (303) 955-1593 with the originals to follow via FedEx to the following address:

Middlebury Securities, LLC
202 Mountain Avenue
Ridgewood, NJ 07450
Attention: Donna Schulze

Please feel free to call Donna Schulze at (303) 549-0811 if you have any questions or comments with respect to the attached documents.

Middlebury Securities, LLC
Placement Agent

NUVEL INC.

RESTATED AND AMENDED NOTE SUBSCRIPTION AGREEMENT

As of December 2011

Nuvel Inc.
1999 South Bascom Ave. 7th Floor
Campbell, CA 95008

Investors:

1.             Subscription; Escrow Arrangement.

(a)           The undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase a Secured Convertible Promissory Note in the form of Exhibit A hereto (each a “Secured Note” and collectively, the “Secured Notes”) in the principal amount set forth on the signature page hereto from Nuvel Inc., a Delaware corporation (the “Company”) in connection with the Company’s offering (the “Offering”) of up to $3,000,000 in Secured Notes together with warrants in the form of Exhibit B hereto, to purchase shares of the Company’s common stock (the “Warrants”; together with the Secured Notes, the “Securities”) pursuant to the terms set forth in the Offering Documents (defined below).  This Note Subscription Agreement and all Exhibits hereto shall be hereinafter referred to as the “Subscription Agreement”; together with such Exhibits, the “Offering Documents”.  The minimum investment per Subscriber shall be $100,000 but may be waived by the Company in its sole discretion.

This subscription is based upon the information provided in the Offering Documents and upon the Subscriber’s own investigation as to the merits and risks of this investment.  The Subscriber shall deliver herewith duly executed copies of the signature pages to the following documents: (i) the Subscription Agreement, (ii) the Amended & Restated Security & Collateral Agent Agreement attached hereto as Exhibit C, and (iii) the Accredited Investor Questionnaire (the “Investor Questionnaire”) together with Forms W-8/W-9 (as applicable) attached hereto as Exhibit D.

It is currently anticipated that final closing in connection with the Offering shall occur on or before December 31, 2012 (each a “Closing” and each date, a “Closing Date”), unless otherwise extended by the Company.  As the Offering has no minimum, Closings may occur on a rolling basis as soon as the applicable funds are delivered by Subscribers, following the satisfaction of all conditions precedent to Closing.

The Company shall deliver PDF copies of the executed Note and Warrant issuable to the Subscriber on or prior to the Closing Date applicable to the Subscriber.  The Company will deliver originally executed instruments representing the Subscriber’s Secured Notes and Warrants to Middlebury Securities LLC (the “Placement Agent”) promptly following the Closing Date.

                      (b)           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the principal amount of Secured Notes from the Company set forth on the signature page hereof (the “Purchase Price”), and when this Subscription Agreement is accepted and executed by the Company, the Company agrees to issue such Secured Notes to the Subscriber.  The total principal amount of Notes issued will be up to a maximum of $3,000,000 unless increased by mutual consent of the Company and the Placement Agent (the “Maximum Amount”).  The Purchase Price is payable by wire transfer to McMillan Constabile Maker & Perone LLP (the “Escrow Agent”), as Escrow Agent for Nuvel Inc.” pursuant to the following wire instructions.

WIRING INSTRUCTIONS

Bank’s Name and Address:	Citibank, N.A.
1920 Palmer Avenue
Larchmont, New York 10538

Name of Account:	McMillan, Constabile, Maker & Perone, LLP Attorney Escrow Account

Reference:	Nuvel Inc.

Account #:	95757611

ABA Routing #:	021000089

International Swift Code:	CITIUS-33

Provided that (i) the Subscriber has satisfied all conditions set forth herein (including those set forth in Section 1(d) below), and (ii) the Company has accepted and executed this Agreement, the Securities purchased by the Subscriber will be delivered by the Company promptly following the Closing Date.  In the event that a Closing does not occur, Subscriber’s funds will be returned by the Escrow Agent to the Subscriber.

(d)           The parties respective obligations to consummate the transactions described herein shall be subject to the following conditions: (i) preparation of final documentation satisfactory to the Placement Agent and its counsel, (ii)  execution and delivery of amendments, signed by a sufficient number of existing Secured Note holders, in order to amend the existing Offering Documents, (iii) execution and delivery of default waivers by Secured Note holders whose notes are currently in default, and (iv) approval by the Board of Directors of the Company of the transactions contemplated by the Offering Documents.

2.            Subscriber Representations, Warranties and Agreements.  The Subscriber hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Subscriber in order to comply with federal and state securities laws):

(a)           In connection with this subscription, the Subscriber has read this Subscription Agreement.  The Subscriber acknowledges that this Subscription Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities.  It is the responsibility of the Subscriber (i) to determine what additional information he desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company.

(b)           THIS OFFERING IS LIMITED TO PERSONS WHO ARE “ACCREDITED INVESTORS,” AS THAT TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND WHO HAVE THE FINANCIAL MEANS AND THE BUSINESS, FINANCIAL AND INVESTMENT EXPERIENCE AND ACUMEN TO CONDUCT AN INVESTIGATION AS TO, AND TO EVALUATE, THE MERITS AND RISKS OF THIS INVESTMENT. THE SUBSCRIBER HEREBY REPRESENTS THAT HE HAS READ, IS FAMILIAR WITH AND UNDERSTANDS RULE 501 OF REGULATION D UNDER THE ACT.  THE SUBSCRIBER IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) OF REGULATION D.

(c)           The Subscriber has had full access to all the information which the Subscriber (or the Subscriber’s advisor(s)) considers necessary or appropriate to make an informed decision with respect to the Subscriber’s investment in the Securities.  The Subscriber acknowledges that the Company has made available to the Subscriber and the Subscriber’s advisors the opportunity to examine and copy any contract, matter or information which the Subscriber considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligation, corporate books and records, budgets, business plans of and other matters relevant to the Company.  To the extent the Subscriber has not sought information regarding any particular matter, the Subscriber represents that he or she had and has no interest in doing so and that such matters are not material to the Subscriber in connection with this investment.  The Subscriber has accepted the responsibility for conducting the Subscriber’s own investigation and obtaining for itself such information as to the foregoing and all other subjects as the Subscriber deems relevant or appropriate in connection with this investment.  The Subscriber is not relying on any representation other than that contained herein.  The Subscriber acknowledges that no representation regarding projected revenues or a projected rate of return has been made to it by any party.

(d)           The Subscriber understands that the offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Act and that, as a result, the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144 as currently in effect, that the Securities must be held for at least one year after the investment has been made (or indefinitely if the Subscriber is deemed an “affiliate” within the meaning of such rule) unless the Securities are subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available.  The Subscriber understands that the Company is under no obligation to register the Securities under the Act or to register or qualify the Securities under any other applicable securities law, or to comply with any other exemption under the Act or any other securities law, and that the Subscriber has no right to require such registration.  The Subscriber further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Subscriber herein and any other documents delivered by the Subscriber in connection with this subscription; that the offering has not been reviewed by the SEC or by any foreign or state securities authorities; that the Subscriber’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Subscriber to provide at Subscriber’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

(e)           The Subscriber is empowered and duly authorized to enter into this Subscription Agreement which constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so.

(f)           The Subscriber acknowledges that there will be no market for the Securities and that the Subscriber may not be able to sell or dispose of them; the Subscriber has liquid assets sufficient to assure that the purchase price of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Subscriber will be able to provide for any foreseeable current needs and possible personal contingencies; the Subscriber is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

(g)           The information in any documents delivered by the Subscriber in connection with this subscription, including, but not limited to the Investor Questionnaire, is true, correct and complete in all respects as of the date hereof.  The Subscriber agrees promptly to notify the Company in writing of any change in such information after the date hereof.

(h)           The offering and sale of the Securities to the Subscriber were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

(i)           The Subscriber recognizes that an investment in the Securities involves significant risks, which risks could give rise to the loss of the Subscriber’s entire investment in such securities.

(j)           The Subscriber is acquiring the Securities, as principal, for the Subscriber’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities.  The Subscriber has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long-term illiquid investment.

3.             Representations and Warrants of the Company.  As a material inducement of the Subscriber to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to the Subscriber, as of the date hereof, as follows:

(a)           Organization and Standing.  The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Delaware, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.  “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company.

(b)           Authority.  The execution, delivery and performance of this Subscription Agreement and the other Offering Documents by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company.

(c)           No Conflict.  The execution, delivery and performance of this Subscription Agreement and the other Offering Documents, and the consummation of the transactions contemplated hereby and thereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect.  This Subscription Agreement and the other Offering Documents when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

(d)           Authorization.  Issuance of the Securities to the Subscriber has been duly authorized by all appropriate corporate actions of the Company.

(e)           Litigation and Other Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company.  The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

(f)           Use of Proceeds.  The proceeds of this Offering and sale of the Securities, net of payment of placement expenses, will be used by the Company for (i) working capital, (ii) the repayment of up to $350,000 in unsecured indebtedness, and (iii) other general corporate purposes subject to the restrictions set forth in the Securities and on Schedule 3(f) hereto, if any.

(g)           Consents/Approvals.  No consents, filings (other than Federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made or will be made in a timely manner following the Closing.

(h)           No Commissions.  The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby.

(i)           Capitalization.  A capitalization table illustrating the authorized and the outstanding capital stock of the Company as of the date hereof is attached as Schedule 3(i).  All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable.  As of the date hereof, except as disclosed in Schedule 3(i), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Act, (v) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Securities or Warrants as described in this Subscription Agreement.  The Company has furnished to the Subscriber true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible or exchangeable into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.  Schedule 3(i) also lists all outstanding debt of the Company for borrowed money (other than the Secured Notes previously issued in the Offering).

(j)           Employee Relations.  Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened, the effect of which would be reasonably likely to result in a Material Adverse Effect.  Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement.

(k)           Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted.  The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(k), there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

(l)           Environmental Laws.  The Company and its subsidiaries (i) are to the Company’s knowledge in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i), (ii) or (iii) above would be reasonably likely to result in a Material Adverse Effect.

(m)           Disclosure. No representation or warranty by the Company in this Subscription Agreement, the other Offering Documents, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Subscription Agreement or the other Offering Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.  To the knowledge of the Company and its subsidiaries at the time of the execution of this Subscription Agreement, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to the Subscribers that would have a Material Adverse Effect.

(n)           Title.  The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(n) or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries.  Any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(o)           Foreign Corrupt Practices Act.  To the Company’s knowledge, neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

(p)           Tax Status.  The Company and each of its subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects.  The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with generally accepted accounting principles.

(q)           Compliance with Laws. The business of the Company and its subsidiaries has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

(r)           Employee Benefit Plans; ERISA. Schedule 3(r) sets forth a true, correct and complete list of all employee benefit plans, programs, policies and arrangements, whether written or unwritten (the “Company Plans”), that the Company, any subsidiary or any other corporation or business which is now or at the relevant time was a member of a controlled group of companies or trades or businesses including the Company or any subsidiary, within the meaning of section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), maintain or have maintained on behalf of current or former members, partners, principals, directors, officers, managers, employees, consultants or other personnel. (i) There has been no prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, with respect to any of the Company Plans; (ii) none of the Company Plans is or was subject to Section 412 of the Code or Section 302 or Title IV of ERISA; and (iii) each of the Company Plans has been operated and administered in all material respects in accordance with all applicable laws, including ERISA.  There are no actions, suits or claims pending or threatened (other than routine claims for benefits), whether by participants, the Internal Revenue Service, the Department of Labor or otherwise, with respect to any Company Plan and no facts exist under which any such actions, suits or claims are likely to be brought or under which the Company or any subsidiary could incur any liability with respect to a Company  Plan other than in the ordinary course.  None of the Company Plans is or was a multiemployer plan within the meaning of Section 3(37) of ERISA. Neither the Company nor any subsidiary has announced, proposed or agreed to any change in benefits under any Company Plan or the establishment of any new Company Plan.  There have been no changes in the operation or interpretation of any Company Plan since the most recent annual report, which would have any material effect on the cost of operating, maintaining or providing benefits under such Company Plan. Neither the Company nor any subsidiary has incurred any liability for the misclassification of employees as leased employees or independent contractors. Except as provided for in this Subscription Agreement and in the other Offering Documents, the consummation of the transactions contemplated by this Subscription Agreement, either alone or in combination with another event, will not (A) result in any individual becoming entitled to any increase in the amount of compensation or benefits or any additional payment from the Company or any subsidiary (including, without limitation, severance, golden parachute or bonus payments or otherwise), or (B) accelerate the vesting or timing of payment of any benefits or compensation payable in respect of any individual.

(s)           Restrictions on Business Activities.  There is no judgment, order, decree, writ or injunction binding upon the Company or any subsidiary or, to the knowledge of the Company or any subsidiary, threatened that has or could prohibit or impair the conduct of their respective businesses as currently conducted or any business practice of the Company or any subsidiary, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

4.           Legends.  The Subscriber understands and agrees that the Company will cause any necessary legends to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

5.           Registration Rights.  The Subscriber shall be entitled to the following registration rights with respect to any shares of common stock issuable upon conversion of the Secured Notes or the exercise of the Warrants purchased by the Subscriber pursuant to this Subscription Agreement that are not at the applicable time, entitled to registration rights under a separate agreement with the Company.

(a)           “Piggy-Back” Registration.

(i)           If at any time the Securities are outstanding, the Company shall file a registration statement on Form S-1 or Form S-3 (or any similar or successor forms promulgated by the U.S. Securities and Exchange Commission (the “Commission”) pursuant to an offering of the Company’s Common Stock or any securities which are convertible into or exchangeable for its Common Stock or any convertible Securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities, except for an underwritten public offering in which case the inclusion of Registrable Securities (defined below) shall be subject to the consent and allocation of the underwriter, the Company shall include the shares of common stock issuable upon conversion of the Secured Notes and exercise of the Warrants purchased by the Subscriber pursuant to the Subscription Agreement (the “Registrable Securities”) in such registration statement (the “Registration Statement”); provided, however,  that the amount of Registrable Securities shall be limited to not less than 100% of the maximum amount (“Rule 415 Amount”) of the Registrable Securities which may be included in a single registration statement without exceeding registration limitations imposed by the Commission pursuant to Rule 415 of the Act;

(ii)           the Company will pay all expenses associated with the registration, including, without limitation, filing and printing fees, and the Company’s counsel and accounting fees and expenses, costs, if any, associated with clearing the Registrable Securities for sale under applicable state securities laws;

(iii)           the Company shall have the right to delay, including, without limitation, by delaying the filing or effectiveness of the Registration Statement, the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the reasonable opinion of the Company in the best interest of the Company and, as applicable, suspend sales of Registrable Securities under an effective registration statement or suspend trading of its securities on any exchange; and

(iv)           subject to the conditions and limitations set forth in this Section 5, the Company will use commercially reasonable efforts to cause the Registration Statement with respect to the Subscribers to remain continuously effective for a period (the “Effectiveness Period”) that will terminate, with respect to the Subscribers, upon the earlier of (x) the date on which all the Registrable Securities covered by the Registration Statement have been sold or (y) the date on which all the Registrable Securities covered by the Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(b), as determined by reputable United States securities counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Subscribers, and will advise the Subscribers when the Effectiveness Period has expired with respect to the Subscribers.

(b)           Subscribers Information.  Each Subscriber shall (A) furnish to the Company such information regarding itself, the Registrable Securities, other securities of the Company held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect and maintain the effectiveness of the Registration Statement, (B) execute such documents in connection with the Registration Statement as the Company may reasonably request and (C) immediately discontinue disposition of Registrable Securities pursuant to any registration statement upon notice from the Company of (x) the issuance of any stop order or other suspension of effectiveness of the Registration Statement by the Commission, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction by the applicable regulatory authorities or (y) the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) the failure of the prospectus included in the Registration Statement, as then in effect, to comply with the requirements of the Securities Act until the Subscriber’s receipt of a supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.  The obligations of the Company pursuant to this Section 5 shall be conditioned upon the Subscriber’s compliance with this Section 5(b).

(c)           Indemnification.

(i)        In the event any Registrable Securities are included in the Registration Statement under this Section 5, to the extent permitted by law, the Company will indemnify and hold harmless the each of the Subscribers (including their officers, directors, members and partners), any underwriter (as defined in the Act) for the Subscribers and each person, if any, who controls such Subscribers or underwriter within the meaning of the Act or the Exchange Act (each a “Lender Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law (“Claims”), insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each Lender Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim; provided, however, that the indemnity agreement contained in this Section 5 shall not require indemnification of any amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to any Lender Indemnified Person for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Lender Indemnified Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Lender Indemnified Person and shall survive the transfer of the Registrable Securities by the Subscriber.

(ii)           In the event any Registrable Securities are included in the Registration Statement under this Section 5 to the extent permitted by law, each Subscriber shall, severally and not jointly, indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 5, the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the Securities Act), any other Subscriber that sold securities pursuant to such Registration Statement, and any controlling person of any such underwriter or other Subscriber (each, an “Other Indemnified Person”), and any other Subscriber (each, an “Other Lender Indemnified Party”), against any Claim, insofar as such Claims arise out of or are based upon any Violation by a Subscriber, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in strict conformity with written information furnished to the Company by such Subscriber expressly for use in the Registration Statement; and, subject to Section 5, Subscriber will reimburse any legal or other expenses reasonably incurred by any Other Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5 shall not require indemnification of any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Subscriber, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Other Indemnified Person and shall survive the transfer of the Registrable Securities by the Subscriber.

(iii)           Promptly after receipt by a Lender Indemnified Person, or Other Indemnified Person, as applicable (each, an “Indemnified Person”) under this Section 5 of notice of a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall, by giving written notice to the Indemnified Party within fifteen days after the Indemnified Party has given notice of the Claim, have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Lender Indemnified Person or Other Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In the case of any Other Indemnified Person, legal counsel referred to in the proviso of the immediately preceding sentence shall be selected by the Subscriber holding at least a majority in interest of the Registrable Securities included in the registration statement to which the Claim relates. The Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Person that relates to such action or Claim. The indemnifying party shall keep the Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a full and general release from all liability in respect to such Claim or litigation, and such settlement (a) shall provide for the payment by the Indemnifying Party of money as sole relief for the claimant, (b) shall not include any finding or admission as to fault on the part of the Indemnified Person and (c) shall have no effect on any other claims that may be made against the Indemnified Party.

Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 5, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

6.           General Provisions.

(a)           Confidentiality.  The Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Subscriber; provided, however, that a Subscriber may disclose such information to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto and may be disclosed as a result of a court order or government action.

(b)           Successors.  The covenants, representations and warranties contained in this Subscription Agreement shall be binding on the Subscriber’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.  The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

(c)           Counterparts.  This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(d)           Execution by Facsimile.  Execution and delivery of this Subscription Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(e)           Governing Law and Jurisdiction.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions that would result in the application of any laws other than the laws of the State of New York.  Any legal action or proceeding arising out of or relating to this Subscription Agreement and/or the other Offering Documents may be instituted in the courts of the State of New York sitting in New York County or in the United States of America for the Southern District of New York, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding.  Subscriber hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and/or the other Offering Documents and brought in any such court, any claim that Subscriber is not subject personally to the jurisdiction of the above named courts, that Subscriber’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f)           (i)           Indemnification Generally.  The Company, on the one hand, and the Subscriber, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

(ii)           Indemnification Procedures. Each person entitled to indemnification under this Section 6 (an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 6 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party.  Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below.  In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (A) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary, or (B) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

(g)           Notices.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)           if to the Company:

Nuvel Inc.
1999 Bascom Ave., 7th Floor
Campbell, CA 95008
Attention:  Jay Elliot, CEO
Email: jelliot@nuvelinc.com

(ii)           if to the Subscriber to the address set forth next to its name on the signature page hereto.

(h)           Entire Agreement.  This Subscription Agreement (including the Exhibits attached hereto) and other Offering Documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter.  The Exhibits constitute a part hereof as though set forth in full above.

(i)           Amendment; Waiver.  This Subscription Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties.  No failure to exercise, and no delay in exercising, any right, power or privilege under this Subscription Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege.  No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties.  No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.  The rights and remedies of the parties under this Subscription Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO NOTE SUBSCRIPTION AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED $_____________________________

NAME IN WHICH NOTE AND WARRANT SHOULD BE ISSUED:

AMOUNT INVESTED TO BE SENT VIA:                                                                            □ Check (enclosed)                                           □ Wire

Address Information
For individual subscribers this address should be the Subscriber’s primary legal residence.  For entities other than individual subscribers, please provide address information for the entities primary place of business.  Information regarding a joint subscriber should be included in the column at right.

_________________________________ Legal Address	_________________________________ Legal Address
_________________________________ City, State, and Zip Code	_________________________________ City, State, and Zip Code

Alternate Address Information
Subscribers who wish to receive correspondence at an address other than the address listed above should complete the Alternate Address section below.

_________________________________ Alternate Address for Correspondence	_________________________________ Alternate Address for Correspondence
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Telephone	_________________________________ Telephone
_________________________________ Facsimile	_________________________________ Facsimile
_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #
AGREED AND SUBSCRIBED This __ day of __________, 201_ By:_________________________________ Name: Title (if any):	AGREED AND SUBSCRIBED SIGNATURE OF JOINT SUBSCRIBER (if any) This __ day of __________, 201_ By:_________________________________ Name: Title (if any):
__________________________________ Subscriber Name (Typed or Printed)	__________________________________ Additional Subscriber Name (Typed or Printed)

[SIGNATURE PAGE TO NOTE SUBSCRIPTION AGREEMENT]

CERTIFICATE OF SIGNATORY

(To be completed if the Secured Note is
being subscribed for by an entity)

I, __________________, am the_______________________________ of _____________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Notes, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____ day of _______________, 201_.

______________________________________
(Signature)

[CERTIFICATE OF SIGNATORY TO NOTE SUBSCRIPTION AGREEMENT]

Schedule 3(f)

Use of Proceeds

Schedule 3(i)

Capitalization

As of the date hereof, all of the outstanding common stock, par value $.001 per share (the “Common Stock”) of the Company are owned by Harmony Metals, Inc., a Florida corporation (the “HRMY”), as a result of a share exchange transaction on December 30, 2011 among the original shareholders of the Company, the Company, HRMY and certain original affiliates of HRMY (the “Share Exchange Transaction”).

As of December 30, 2011, the Company issued a secured promissory note in the principal amount of $390,000 to Paragon Capital Offshore LP for its assistance in funding the Share Exchange Transaction. In connection with this note, the Company also issued to Paragon Capital LP a warrant to purchase a total of 1,501,667 shares of common stock of the Company (or the common stock of HRMY immediately after the consummation of the Share Exchange Transaction).

Schedule 3(k)

Intellectual Property Rights

Schedule 3(n)

Title

Schedule 3(r)

Employee Benefit Plans

EXHIBIT A

Secured Convertible Promissory Note

THE SECURITIES REPRESENTED BY THIS SECURED NOTE, INCLUDING THE  QUALIFIED SECURITIES INTO WHICH THIS SECURED NOTE MAY BE CONVERTED, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UPON ISSUANCE OF AN OPINION OF COUNSEL (SATISFACTORY TO THE COMPANY) THAT SUCH SALES ARE PERMISSIBLE UNDER RULE 144 OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

NUVEL INC.

RESTATED AND AMENDED SECURED CONVERTIBLE PROMISSORY NOTE

$ [__________]	Dated: __________ ___, 201__
(Original Principal Amount)	(“Original Issuance Date”)
____________________, 201__
(“Issuance Date”)

FOR VALUE RECEIVED, Nuvel Inc., a company organized under the laws of Delaware (the “Company” or the “Maker”), hereby promises to pay to ___________ (the “Payee”), or its registered assigns, the principal amount of ________________ ($_______USD) together with interest thereon calculated from the Issuance Date in accordance with the provisions of this Secured Convertible Promissory Note (as amended, modified and supplemented from time to time, this “Secured Note” and together with any other Secured Notes issued in the Secured Note Issuance (as defined below) or upon transfer or exchange, the “Secured Notes”).  Capitalized terms not defined in this Secured Note shall have the meaning ascribed to them in the Restated and Amended Note Subscription Agreement (the “Subscription Agreement”), dated as of the Issuance Date, between the Company and the Payee. This Note is being issued in replacement of the Secured Convertible Promissory Note that was originally issued on ____________.

Certain capitalized terms are defined in Section 9 hereof.

1.           Interest.  Interest shall accrue at a rate equal to 12% per annum (the “Interest Rate”) beginning on the Issuance Date on the unpaid principal amount of this Secured Note and shall be payable in cash on the Maturity Date (as defined below); provided, that so long as any Event of Default has occurred and is continuing, interest shall be deemed to accrue, to the extent permitted by law, at the lesser of 22% per annum or the maximum amount permitted by applicable law, retroactive to the Issuance Date on the unpaid principal amount of this Secured Note outstanding from time to time through the date on which such Event of Default ceases to exist.  Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year.

           2.           Maturity Date. The entire principal amount of this Secured Note and all accrued but unpaid interest thereon shall be due and payable in full in cash in immediately available funds on the later of (i) two month anniversary from the Original Maturity Date of the Note (as defined below), after giving effect to any extension options exercised by the Company, and (ii) February 28, 2012 (the “Maturity Date”); provided, that, the Company shall have the option to extend the Maturity Date by one additional 60 day period (the “Extension Option”). The Original Maturity Date for the purpose of this paragraph shall mean the six month anniversary from the Original Issuance Date. In the event that the Extension Option is exercised, the interest rate shall increase to 15% per annum, to be applied retroactively from the Issuance Date. Any overdue principal and overdue interest together with any interest thereon, shall be due and payable upon demand.  Notwithstanding the forgoing, if an Event of Default has occurred prior to the six month anniversary of the Issuance Date, the Company shall not be entitled to exercise the Extension Option. In the event the Company elects to exercise the Extension Option it shall provide the Payee and the Collateral Agent (as defined in the Security and Collateral Agent Agreement) with at least 30 Business Days written notice prior to the Maturity Date.  For purposes of this Secured Note, “Business Day” shall mean a day during which banks are open for business in New York, New York.

3.           Optional Conversion.

(i)           In the event a Qualified Financing (as defined below) is consummated by the Company and subject to the terms herein, upon the written election of Payee delivered to the Company prior to the closing of the Qualified Financing, the Payee shall have the option to (a) convert the principal amount of the Secured Note, plus accrued but unpaid interest thereon (the “Conversion Amount”), into the same securities purchased by investors in the Qualified Financing, including any warrants issued in connection therewith, as the same terms received by such Investors (such securities, the “Qualified Securities”), at a conversion price (the “Conversion Price”)  equal to the lower of (x) the price per share of the Qualified Securities and (y)$0.54 cents per share, subject to adjustment to reflect forward or reverse stock splits, recapitalizations, stock dividends, and the like, or (b) tender their Secured Notes to the Company for immediate repayment of principal and accrued and unpaid interest.  The Company shall give the Payee not less than 30 days’ prior written notice of the closing of any such Qualified Financing.  For purposes of this Section, the term “Qualified Financing” is defined as the sale for cash by the Company or any company with which it completes a reverse merger or any business combination of debt or equity securities generating aggregate gross proceeds of at least $1,500,000 (including for such purpose debt canceled through conversion of principal and interest with respect to the Secured Notes but deducting any repayment in cash of principal and interest with respect to the Secured Notes and a secured promissory note of $390,000 issued to Paragon Offshore Capital LP for assisting to fund a reverse merger transaction of the Company;) provided, that the company issuing the Qualified Securities is the record owner (or parent company of the record owner) of all Collateral securing the payment of the Company’s Secured Obligations (pursuant to the terms set forth in the Security Agreement) upon the closing of the

Qualified Financing.  The number of shares that shall be issuable with respect to the Qualified Securities shall equal the number derived by dividing (A) the principal amount plus accrued and unpaid interest thereon of this Secured Note, by (B) the Conversion Price. The Qualified Securities to be issued upon any such conversion shall have the same rights, preferences and privileges as the securities issued to investors in the Qualified Financing, except that the conversion price of the Qualified Securities shall be the Conversion Price. The Payee, upon making such conversion or exchange, shall be required to execute and upon such execution shall be entitled to all the benefits of, any agreements entered into among the Company and the holders of the Qualified Securities. If the shares sold in the Qualified Financing are sold as units including warrants or other securities, the Payee upon conversion or exchange shall receive all the securities comprising the units. No fractional shares shall be issued upon a conversion or exchange into Qualified Securities. In lieu of any fractional shares to which the Payee would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price.

                      (ii)           Except as otherwise expressly provided herein, the conversion of this Secured Note under Section 3(i) above, if conversion is elected by the Payee, shall be deemed to have been effected on the date of the Qualified Financing once this Secured Note has been surrendered, for conversion at the principal office of the Company or acquirer. At such time as such conversion has been effected, the rights of the holder of this Secured Note as the holder of such Secured Note shall cease (with respect to the amount so converted), and the Person or Persons in whose name or names any certificate or certificates for Qualified Securities are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Qualified Securities represented thereby.

                      (iii)           As soon as possible after the conversion has been effected (but in any event within two Business Days), the Company or acquirer shall deliver to the converting holder a certificate or certificates representing the Qualified Securities issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

                      (iv)           The issuance of certificates for Qualified Securities upon conversion of this Secured Note shall be made without charge to the holder hereof in respect thereof or other cost incurred by the Company or acquirer in connection with such conversion and the related issuance of Qualified Securities. Upon conversion of this Secured Note, the Company shall take all such actions as are necessary in order to ensure that the Qualified Securities or Company common stock issuable upon conversion of the Qualified Securities shall be validly issued, fully paid and nonassessable.

                      (v)           Neither the Company nor acquirer shall close its books against the transfer of this Secured Note in any manner which interferes with the timely conversion of this Secured Note. The Company shall assist and cooperate with any holder of this Secured Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Secured Note (including, without limitation, making any filings required to be made by the Company).

                      (vi)           The Company shall at all times reserve and keep available out of its authorized but unissued shares of Qualified Securities or Company common stock, solely for the purpose of issuance upon conversion hereunder, such number of shares of Qualified Securities or Company common stock issuable upon conversion. All shares of such capital stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.  The Company shall take all such actions as may be necessary to assure that all such shares of capital stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock.

                      (vii)           Notwithstanding any other provision of this Section 3 to the contrary, the Payee shall not be entitled to convert this Note in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Payee and its affiliates to exceed 19.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing provision, the aggregate number of shares of Common Stock beneficially owned by the Payee and its affiliates shall include the number of shares of Common Stock beneficially owned and those shares issuable upon conversion of this Note, but shall exclude the number of shares of Common Stock that would be issuable upon exercise or conversion of the unexercised or unconverted portion of any other securities of the Company into Common Stock beneficially owned by the Payee and its affiliates that are subject to a limitation on conversion or exercise analogous to the limitation contained in this Note. For purposes of this Section 3, in determining the number of outstanding shares of Common Stock the Payee may rely on the number of outstanding shares of Common Stock as reflected in (a) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, or (b) a more recent public announcement by the Company or (c) any other written communication by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written or oral request of the Payee, the Company shall promptly confirm orally and in writing to the Payee the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any conversions, exercises or purchases by the Payee since the date as of which such number of outstanding shares of Common Stock was reported. Except as otherwise set forth herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. If the foregoing 19.99% limitation is ever reached and the Payee desires to convert this Note or part thereof into equity, the Company will acknowledge the conversion in writing, but not issue the Payee any additional shares of Common Stock at that point. Under such circumstances the Payee will have the right to receive additional shares of Common Stock as a result of the conversion only at such point and to the extent that its beneficial ownership subsequently becomes less than 19.99% and such issuance will not cause the Payee’s beneficial ownership to exceed 19.99%. Upon written notice to this effect given by the Payee, the Company will issue such additional shares promptly following a determination by the Company that delivery of such additional shares of Common Stock to the Payee will not cause Payee’s beneficial ownership to exceed 19.99%.

            4.           Prepayment.  Except as otherwise set forth herein, the Company may prepay the Secured Note in whole or part without the prior written consent of the Subscriber.

            5.           Seniority.  This Secured Note is senior to all other debt of the Company (excluding trade payables incurred in the ordinary course of business), whether now or hereinafter existing. This Secured Note has a first priority security interest in the collateral as more full described in the Security Agreement.

            6.           Method of Payments.

                      (i)           Payment.  So long as the Payee or any of its nominees shall be the holder of any Secured Note, and notwithstanding anything contained elsewhere in this Secured Note to the contrary, the Company will pay all sums for principal, interest, or otherwise becoming due on this Secured Note held by the Payee or such nominee not later than 1:00 p.m. New York time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Payee may designate in writing, without the presentation or surrender of such Secured Note or the making of any notation thereon. Any payment made after 1:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Secured Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Secured Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. The Company will afford the benefits of this Section to the Payee and to each other Person holding this Secured Note.

                      (ii)           Transfer and Exchange. Upon surrender of this Secured Note for registration of transfer or for exchange to the Company at its principal office, the Company at its sole expense will execute and deliver in exchange therefor a new Secured Note or Secured Notes, as the case may be, as requested by the holder or transferee, which aggregate principal amount is equal the unpaid principal amount of such Secured Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on the Secured Note, and otherwise of like tenor; provided that this Secured Note may not be transferred by Payee to any Person other than Payee’s affiliates without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). The issuance of new Secured Note(s) shall be made without charge to the holder(s) of the surrendered Secured Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance, provided that each transferring holder of a Secured Note shall pay any transfer taxes associated therewith. The Company shall be entitled to regard the registered holder of this Secured Note as the holder of the Secured Note so registered for all purposes until the Company or its agent, as applicable, is required to record a transfer of this Secured Note on its register.

                      (iii)           Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Secured Note and, in the case of any such loss, theft or destruction of this Secured Note, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon the surrender and cancellation of such Secured Note, the Company, at its expense, will execute and deliver, in lieu thereof, a new Secured Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Secured Note.

           7.        Covenants of the Company. The Company covenants and agrees as follows:

                      (i)           Consolidation, Merger and Sale. The Company will not (a) consolidate or merge with or into (or permit any subsidiary to consolidate or merge with or into) any other person other than a subsidiary, or (b) sell or otherwise dispose of (or permit any subsidiary to sell or otherwise dispose of) a material portion of its property or assets in one or more transactions to, any other person or entity or enter into (or permit any subsidiary to enter into) an agreement with respect to any of the foregoing.

                      (ii)           Restricted Payments. Other than as set forth on Schedule 7(ii) hereto, the Company will not: (a) declare or pay any dividends on, or make any other distribution or payment on account of, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any equity interests of any class of the Company or any subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, property or in obligations of the Company or any of its subsidiaries, (b) other than in respect to accounts payable in the ordinary course of business, make any payments of principal of or interest on, or retire, redeem, purchase or otherwise acquire any indebtedness other than this Secured Note and the other Secured Notes, or (c) enter into a loan agreement of any kind without receiving the prior written consent of Secured Noteholders representing 75% of the aggregate principal amount of all Secured Notes then outstanding (the “Majority Holders”).

                      (iii)           Notice of Qualified Financing.  At least 30 days prior to the closing of any Qualified Financing, the Company shall provide Payee with written notice of such projected closing date, specifying the terms of the transaction and the proposed price per share of Qualified Securities to be paid in such Qualified Financing. The Company shall promptly provide telephonic notice to Payee of any adjournments or rescheduling of such projected closing date.

                      (iv)           Secured Notes.  Except as permitted under Section 11, all Secured Notes shall be on the same terms and shall be in substantially the same form. All payments to the holder of any Secured Note shall be made to all holders of Secured Notes, pro rata, based on the aggregate principal amount plus accrued but unpaid interest outstanding on such Secured Notes at such time.

           8.        Events of Default. If any of the following events takes place before the repayment in full of this Secured Note (each, an “Event of Default”), the Majority Holders at their option may declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Secured Note immediately due and payable; provided, however, that this Secured Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (iii) or (v), below:

(i)           Company fails to make payment of any amount when due under this Secured Note;

(ii)           A receiver, liquidator or trustee of Company or any substantial part of Company’s assets or properties is appointed by a court order;

(iii)          Company is adjudicated bankrupt or insolvent;

(iv)          Any of Company’s property is sequestered by or in consequence of a court  order and such order remains in effect for more than 30 days;

(v)           Company files a petition in voluntary bankruptcy or requests reorganization  under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against it under such law;

(vi)          Any petition against Company is filed under bankruptcy, receivership or insolvency law;

(vii)         Company makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of Company or of all or any part of its property;

(viii)        An attachment or execution is levied against any substantial part of Company’s assets that is not released within 30 days;

(ix)           Company dissolves, liquidates or ceases business activity, or transfers any major portion of its assets other than in the ordinary course of business;

(x)            Company breaches any covenant or agreement on its part contained in this Secured Note or any of the other Offering Documents;

(xi)           Any material inaccuracy or untruthfulness of any representation or warranty of the Company set forth in this Secured Note, the Subscription Agreement or the other Offering Documents; or

(xii)          There has been an Event of Default under any of the Offering Documents.

9.             Definitions.

“Business Day”  means  a day  (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

                      “Secured Noteholder” with respect to any Secured Note, means at any time each Person then the record owner hereof and “Secured Noteholders” means all of such Secured Noteholders collectively.

                      “Secured Note Issuance” or “Offering” shall mean the Secured Convertible Promissory Notes issued by the Company to the Payee and other Secured Noteholders (each in substantially the form of this Secured Note) in the original principal amount not to exceed $3,000,000 in the aggregate unless increased by mutual consent of the Company and the Placement Agent.

            10.      Expenses of Enforcement, etc. The Company agrees to pay all reasonable fees and expenses incurred by the Payee in connection with any amendments, modifications, waivers, extensions, renewals, renegotiations or “workouts” of the provisions hereof or incurred by the Payee in connection with the enforcement or protection of its rights in connection with this Secured Note, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the reasonable fees and disbursements of counsel for the Payee. The Company indemnifies the Payee and its directors, managers, affiliates, partners, members, officers, employees and agents against, and agrees to hold the Payee and each such person and/or entity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Payee or any such person and/or entity arising out of, in any way connected with, or as a result of (i) the consummation of the loan evidenced by this Secured Note and the use of the proceeds thereof or (ii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Payee or any such person and/or entity is a party thereto other than any loss, claim, damage, liability or related expense incurred or asserted against the payee or any such person on account of the payee’s or such person’s gross negligence or willful misconduct. Notwithstanding the foregoing, with respect to the indemnification obligations of the Company hereunder, (i) the Company’s aggregate liability under this Secured Note to the Payee shall not exceed the aggregate principal amount of the Secured Note and all accrued and unpaid interest thereon and (ii) indemnified liabilities shall not include any liability of any indemnitee arising out of such indemnitee’s gross negligence. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

           11.       Amendment and Waiver. The provisions of this Secured Note may not be modified, amended or waived, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Majority Holders; provided, however, that any amendment to this Secured Note which (i) changes the Interest Rate in Section 1 hereof, (ii) changes the Maturity Date in Section 2 hereof or (iii) adversely affects the Payee’s ability to convert or to refrain from converting this Secured Note in its sole discretion pursuant to Section 3 hereof, must be approved in writing by the Payee.

12.           Remedies Cumulative. No remedy herein conferred upon the Payee is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

13.           Remedies Not Waived. No course of dealing between the Company and the Payee or any delay on the part of the Payee in exercising any rights hereunder shall operate as a waiver of any right of the Payee.

14.           Assignments. The Payee may assign, participate, transfer or otherwise convey this Secured Note and any of its rights or obligations hereunder or interest herein, in whole or part,  to any other Person and this Secured Note shall inure to the benefit of the Payee’s successors and assigns. The Company shall not assign or delegate this Secured Note or any of its liabilities or obligations hereunder.

15.           Headings. The headings of the sections and paragraphs of this Secured Note are inserted for convenience only and do not constitute a part of this Secured Note.

16.           Severability. If any provision of this Secured Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Secured Note will remain in full force and effect. Any provision of this Secured Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held  invalid or unenforceable1

17.           Cancellation. After all principal, premiums (if any) and accrued interest at any time owed on this Secured Note have been paid in full, or this Secured Note has been converted this Secured Note will be surrendered to the Company for cancellation and will not be reissued.

18.           Maximum Legal Rate. If at any time an interest rate applicable hereunder exceeds the maximum rate permitted by law, such rate shall be reduced to the maximum rate so permitted by law.

19.           Place of Payment and Notices. Unless otherwise stated herein, payments of principal and interest are to be delivered to the Secured Noteholder of this Secured Note at the address provided by the Payee in the Note Subscription Agreement, or at such other address as such Secured Noteholder has specified by prior written notice to the Company. No notice shall be deemed to have been delivered until the first Business Day following actual receipt thereof at the foregoing address.

20.           Waiver of Jury Trial. The Payee and the Company each hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Secured Note and/or the transactions contemplated hereunder.

21.           Submission to Jurisdiction.

(i)           Any legal action or proceeding with respect to this Secured Note may be brought in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Secured Note, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(ii)           The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(iii)           Nothing herein shall affect the right of the Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

22.           GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS SECURED NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

Schedule 7(ii)
Permitted Payments

Notwithstanding anything to the contrary in the Note, the Company may make up to $350,000 in payments on unsecured indebtedness in existence as of the Closing Date.

The Company may make payments under a secured promissory note of $390,000 that was issued Paragon Capital Offshore LP on December 30, 2011 in connection with its assistance in funding the Company’s reverse merger.

IN WITNESS WHEREOF, the Company has executed and delivered this Replacement Secured Convertible Promissory Note on the Issuance Date first written above.

COMPANY:

NUVEL INC.

By:    /s/     Jay Elliot
Name:        Jay Elliot
Title:          Chief Executive Officer

[SIGNATURE PAGE TO REPLACEMENT SECURED CONVERTIBLE PROMISSORY NOTE]

EXHIBIT B

Common Stock Purchase Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.  THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER ARE “RESTRICTED” AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

RESTATED AND AMENDED COMMON STOCK PURCHASE WARRANT

No. [W-R-__]

NUVEL INC.

THIS CERTIFIES that, for value received, [___________] (the “Purchaser” or “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to the earlier of (a) 8:00 p.m. New York City Time on the date that is seven years after the date of the Original Issuance Date (as defined below), or (b) the closing of a Sale or Merger Transaction (as defined below) (the “Termination Date”), but not thereafter, to subscribe for and purchase from Nuvel Inc., a Delaware corporation (the “Company”) or any company with which it completes a reverse merger or other business combination, a number of shares (such shares, the “Warrant Shares”) of the common stock of the Company or the company with which it completes a reverse merger or other business combination (the “Common Stock”) calculated pursuant to Section 2 below at a per share exercise price equal to the Conversion Price (as defined in the Note), as adjusted.  The Company shall provide the Holder with written notice of the closing of a Sale or Merger Transaction (a “Sale Notice”) not less than 15 days prior thereto.   The exercise price of the per share (as adjusted from time to time pursuant to the terms of such Warrant, the “Exercise Price”; and such warrants, the “Warrants”) and the shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.  This Warrant is being issued in connection with the Restated and Amended Note Subscription Agreement dated the date hereof (the “Subscription Agreement”), entered into between the Company and in connection with the Company’s offering of up to $3,000,000 in Secured Convertible Promissory Notes (each a “Note”, collectively, the “Notes”, and such offering, the “Offering”). This Warrant is issued in replacement of the Warrant that was originally issued to the Holder on  __________ (the “Original Issuance Date”).

For purposes of this Warrant, “Sale or Merger Transaction” shall mean (i) the closing of the sale, transfer, exclusive license or other disposition of all or substantially all of the Company’s assets, (ii) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the capital stock of the Company or the surviving or acquiring entity), or (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of the Company’s securities), of the Company’s securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Company (or the surviving or acquiring entity).  Notwithstanding the foregoing, a Sale or Merger Transaction shall not be deemed to be occasioned by, or to include, the sale by the Company of shares of its capital stock for bona fide financing purposes.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Subscription Agreement or the Notes, as applicable.

1.           Title of Warrant.  Prior to the expiration hereof and subject to compliance with Section 8 hereof and applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws.  Following any such transfer, the term “Holder” shall refer to the Purchaser or any subsequent transferee of this Warrant.

2.            Number of Warrants; Exercise Price; Authorization of Shares.

(a)           The number of Warrant Shares that a Holder shall be entitled to receive shall equal the number derived by dividing an amount equal to (i) fifty percent (50%) of the principal amount of the Note, plus accrued but unpaid interest thereon, by (ii) the Conversion Price (such price, the “Exercise Price”).

(b)           The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of this Warrant and payment of the aggregate Exercise Price as set forth herein, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance of the Warrant Shares (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).”

3.             Exercise of Warrant.

(a)           The Holder may exercise this Warrant, in whole or in part, at any time and from time to time prior to the Termination Date by delivering (which may be by facsimile) to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Notice of Exercise in the form annexed hereto specifying the number of Warrant Shares with respect to which this Warrant is being exercised, together with payment in cash to the Company of the Exercise Price therefor.  After the Company provides the Holder with a Sale Notice, any exercise of the Warrant may be conditioned upon the closing of the applicable Sale or Merger Transaction.  In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, if requested by Holder and at its expense, shall within three Business Days (as defined below) issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.  Notwithstanding anything to the contrary set forth herein, upon exercise of any portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company unless such Holder is purchasing the full amount of Warrant Shares represented by this Warrant.  The Holder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise.  The Holder and any assignee, by acceptance of this Warrant or a new Warrant, acknowledge and agree that, by reason of the provisions of this Section, following exercise of any portion of this Warrant, the number of Warrant Shares which may be purchased upon exercise of this Warrant may be less than the number of Warrant Shares set forth on the face hereof.  Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof within three Business Days after the date on which this Warrant shall have been exercised as aforesaid.  The Holder may withdraw its Notice of Exercise at any time if the Company fails to timely deliver the relevant certificates to the Holder as provided in this Agreement.  A Notice of Exercise shall be deemed sent on the date of delivery if delivered before 8:00 p.m. New York Time on such date, or the day following such date if delivered after 8:00 p.m. New York Time; provided that the Company is only obligated to deliver Warrant Shares against delivery of the Exercise Price from the holder hereof and, if the Holder is purchasing the full amount of Warrant Shares represented by this Warrant, surrender of this Warrant (or appropriate affidavit and/or indemnity in lieu thereof).  For purposes of this Warrant, “Business Day” means a day during which banks are open for business in New York City, New York.

(b)           The Holder of this Warrant also may exercise this Warrant as to any or all the Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
                      ---------------------
                                 B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.

B= the Fair Market Value (as defined below) on the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

There cannot be a Cashless Exercise unless “B” exceeds “C”.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

For purposes of this Warrant, if the Common Stock is not listed on a national public exchange or other automated quotation system, the “Fair Market Value” shall equal the average closing trading price of the Common Stock on the principal market for the five trading days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any principal market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors and the Holder.  If the Fair Market Value of the Common Stock cannot be determined by the Company’s Board of Directors and the Holder after five Business Days, such determination shall be made by a third party appraisal firm mutually agreeable by the Board of Directors and the Holder, at the expense of the Company (the “Independent Appraiser”).  The fair market value as determined by the Independent Appraiser shall be final.  Notwithstanding the foregoing, following the Company’s delivery of a Sale Notice to the Holder with respect to an exercise hereof in connection with the applicable Sale of Merger Transaction, the Fair Market Value shall be the consideration to be received in respect of each share of Common Stock in connection with such Sale or Merger Transaction.

(c)           The Company’s obligations to issue and deliver Warrant Shares upon an exercise in accordance with this Section 3 are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

4.          No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to nearest whole number of shares or pay the cash value of that fractional share, which cash value shall be calculated on the basis of the Fair Market Value.

5.          Charges, Taxes and Expenses.  Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and provided, further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant Certificate to the Holder in connection with the Holder’s surrender of a Warrant Certificate upon the exercise of all or less than all of the Warrants evidenced thereby.

6.          Closing of Books.  The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

7.          No Rights as Shareholder until Exercise.  Subject to Section 11 of this Warrant and the provisions of any other written agreement between the Company and the Purchaser, the Purchaser shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.  However, at the time of the exercise of this Warrant pursuant to Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

8.          Assignment and Transfer of Warrant.  This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (a) in a transaction registered under the Act, or (b) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt.

9.            Loss, Theft, Destruction or Mutilation of Warrant; Exchange.  The Company represents warrants and covenants that (a) upon receipt by the Company of evidence and/or indemnity reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate, without any charge therefor.  This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price.  No service charge will be made for such registration or transfer, exchange or reissuance.

10.          Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.          Adjustments of Exercise Price and Number of Warrant Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 11.

a.         Subdivisions, Combinations, Stock Dividends and other Issuances.   If the Company shall, at any time while this Warrant is outstanding, (i) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section 11(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.  The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 11(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

b.         Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed.  The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

c.          Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity that is not a Sale or Merger Transaction, then the Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be.  The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

d.          Reclassification, etc.  If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

e.              In the event that on or subsequent to the Closing Date, the Company issues or sells any Common Stock, any securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (the “Common Stock Equivalents”) (other than (i) securities (including any securities issued in a Qualified Offering including, without limitation, securities issued to holders of the Company’s Secured Notes as a result of conversion) which are issued pursuant to the Subscription Agreement or any other agreements executed in connection with the Offering, (ii) shares of Common Stock or options to purchase such shares issued to employees, consultants, officers or directors in accordance with stock plans approved by the Board of Directors, and shares of Common Stock issuable under options or warrants that are outstanding as of the date of the Subscription Agreement or issued in the future pursuant to stock plans approved by the Board of Directors, (iii) securities issued in connection with a strategic transaction, (iv) securities issued in connection with any reverse merger transaction, including a $390,000 secured promissory note and a warrant to be issued to Paragon Capital Offshore LP or its designee in connection with assistance in funding a reverse merger transaction for the Company, or (v) a warrant issued to Paragon Capital LP) at an effective price per share which is less than the Exercise Price, then the Exercise Price in effect immediately prior to such issue or sale shall be reduced to the lowest per share price of Common Stock in such issuance or sale or deemed issuance or sale.  If, at any time while this Warrant is outstanding, the Company or any subsidiary issues Common Stock Equivalents with an exercise price (the “Effective Price”) or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date). Simultaneously with any adjustment to the Exercise Price pursuant to this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

12.            Voluntary Adjustment by the Company.  The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

13.             Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company, at its expense, shall promptly mail to the Holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment.

14.          Authorized Shares.  The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve and keep available from its authorized and unissued Common Stock a sufficient number of shares to provide solely for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.

15.          Compliance with Securities Laws.  (a) The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws.  Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend: THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

16.         Without limiting the Purchaser’s right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Purchaser’s own account and not as a nominee for any other party, and that the Purchaser will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

17.          Miscellaneous.

a.           Issue Date; Choice of Law; Venue; Jurisdiction.  The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof.  This Warrant shall be binding upon any successors or assigns of the Company.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions that would result in the application of any laws other than the laws of the State of New York.  Each of the parties consents to the exclusive jurisdiction of the Federal and State Courts sitting in the County of New York in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens or venue, to the bringing of any such proceeding in such jurisdiction.

b.         Modification and Waiver.  This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.  Any amendment effected in accordance with this paragraph shall be binding upon the Purchaser, each future holder of this Warrant and the Company.  No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

c.          Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be to the addresses as shown on the books of the Company or to the Company at the address set forth in the Offering Documents.  A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 17(c).

d.          Severability.  Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

e.          Specific Enforcement.  The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

f.          Counterparts/Execution.  This Warrant may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.  Execution and delivery of this Warrant by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Warrant for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Replacement Warrant to be executed by its officers thereunto duly authorized.

Dated: ________________

NUVEL INC.

By:    /s/    Jay Elliot
Name:        Jay Elliot
Title:          Chief Executive Officer

[SIGNATURE PAGE TO THE REPLACEMENT WARRANT]

NOTICE OF EXERCISE

To:                   Nuvel Inc.
Attention:       President

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant, as follows:

_______
__________ shares of Common Stock pursuant to the terms of the Warrant, and tenders herewith payment in cash of the Exercise Price for the Warrant Shares in full, together with all applicable transfer taxes, if any.

_______	Cashless Exercise with respect to the Net Number of shares of Common Stock.

The undersigned hereby represents and warrants that the representations and warranties in Section 2 of the Subscription Agreement, are true and correct as of the date hereof.

HOLDER:

If an individual:

By:               ________________________________
Name:          ________________________________
Address:     ________________________________
     ________________________________

If an entity:

By:                ________________________________
Name:           ________________________________
Title:             ________________________________
Address:      ________________________________
                  ________________________________

Dated as of:  __________ _____, 201_

Name in which shares should be registered: _____________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

           FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _________________________________ whose address is _____________________________________________________________________________.

Dated:  ______________,

Holder’s Signature:                                _____________________________

Holder’s Address:                                  _____________________________

                                                               _____________________________

Signature Guaranteed:  __________________________________________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT C

Amended and Restated Security and Collateral Agent Agreement

AMENDED AND RESTATED
SECURITY AND COLLATERAL AGENT AGREEMENT

This AMENDED AND RESTATED SECURITY AND COLLATERAL AGENT AGREEMENT (this “Agreement”) dated as of July ___, 2011, by and among McMillan, Constabile, Maker & Perone LLP (the “Collateral Agent”), Nuvel Inc., a Delaware corporation (the “Company”), and the parties identified on Schedule A hereto (each, individually, a “Lender” and collectively, the “Lenders”), who hold or will acquire Secured Convertible Notes (“Secured Notes”) issued or to be issued by the Company.

WHEREAS, the Lenders have made, are making and will be making loans to the Company (the “Offering”) that are evidenced by the Secured Notes and secured by the Collateral (as defined below);

WHEREAS, the parties hereto wish to provide for the orderly administration of such Collateral by requiring each Lenders to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such Collateral, all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Lenders wish to delegate to the Collateral Agent the enforcement of certain rights of the Lenders under the Secured Notes and this Agreement to provide for the orderly administration of such rights.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.           Security Interest.

(a)           Creation of Security Interest.  In order to secure the payment of the principal and interest and all other obligations of the Company to the Lenders under the Secured Notes (the “Secured Obligations”), the Company hereby grants to each Lender (or its designee) (each a “Secured Party” and together, the “Secured Parties”) a first priority security interest (the “Security Interest”) in the assets of the Company set forth on Schedule B hereto (the “Collateral”) on the terms and conditions set forth in this Agreement, the Subscription Agreement, the Secured Notes, the Common Stock Purchase Warrant and all exhibits and schedules thereto (the “Loan Documents”).

(b)           Rights of Secured Party.

(i)           The Company shall execute and deliver to the Collateral Agent concurrently with the execution and delivery of this Agreement (or a joinder hereto) and at any time thereafter at the reasonable request of the Collateral Agent, all financing statements, continuation financing statements, fixture filings, security agreements, mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that the Collateral

Agent may reasonably request, in form reasonably satisfactory to the Collateral Agent, to perfect and maintain perfected the Secured Party’s continuing security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Borrower Documents, the Company hereby authorizes the Collateral Agent to file and/or record such financing statements and other documents as the Collateral Agent deems reasonably necessary to perfect and maintain the Secured Parties’ continuing security interest in the Collateral.

(ii)           Each Secured Party shall have all of the rights and remedies provided to secured parties or noteholders by the New York Uniform Commercial Code and other applicable law.

(c)           Termination of the Security Interest.  The Security Interest shall terminate when all the Secured Obligations have been fully and indefeasibly paid in full (or converted into equity securities of the Company in accordance with the terms of the applicable Secured Notes), at which time the Collateral Agent shall execute and deliver to the Company all Uniform Commercial Code termination statements and similar documents which the Company shall reasonably request to evidence such termination.

(d)           The Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Loan Documents.  No reference to the Loan Documents or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

(e)           The Collateral Agent will distribute in accordance with the Loan Documents any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Secured Obligations.

2.            Appointment of the Collateral Agent.

(a)           The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Loan Documents), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Secured Obligations, the making of any demand under the Loan Documents, the exercise of any remedies given to the Collateral Agent pursuant to the Loan Documents and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Loan Documents that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Loan Documents.  Upon disposition of the Collateral in accordance with the Loan Documents, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 2(b) below.  The Lenders must notify the Collateral Agent in writing of the issuance of Secured Notes to Lenders by the Company.  The Collateral Agent will not be required to act hereunder in connection with any Secured Note the issuance of which was not disclosed in writing to the Collateral Agent nor will the Collateral Agent be required to act on behalf of any assignee of any Secured Note without the written consent of Collateral Agent.

(b)           All proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent) against the Secured Obligations pro rata among the Lenders in proportion to their interests in the Secured Obligations.   Upon payment in full of all Secured Obligations, the Company shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of the Secured Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto).  Any assignment of Collateral by the Collateral Agent to the Company shall be without representation or warranty of any nature whatsoever and wholly without recourse.  To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender’s pro rata portion of the purchase price with sums owed to such Lender by the Company arising under the Secured Obligations or any other source.

3.           Action by the Majority in Interest.

(a)           Certain Actions.  Each of the Lenders covenants and agrees that only a Majority in Interest (as defined below) shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that each Lender hereby expressly waives any rights to take any of the following actions that such Lender may otherwise have under the Loan Documents):

(i)           Acceleration.  If an Event of Default occurs, after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to Company notice to cure such default and/or declare the unpaid principal amount of the Secured Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to the Secured Notes;

(ii)           Enforcement.  Upon the occurrence of any Event of Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all of the Lenders, their rights and remedies under the Loan Documents against the Company, and such other rights and remedies as are provided by law or equity;

(iii)           Amendment.  A Majority in Interest may instruct the Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Secured Notes or other Loan Documents in accordance with the terms of the Secured Notes or the other Loan Documents so long as such waiver, amendment, supplement or modification is made with respect to all of the Secured Notes and with the same force and effect with respect to each of the Lenders.

(b)           Permitted Subordination.  A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with the Company to evidence such subordination; provided, however, that subsequent to any such subordination, each Secured Note shall remain pari passu with the other Secured Notes held by the Lenders.

(c)           Further Actions.  A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

(d)           Majority in Interest.  For so long as any obligations remain outstanding on the Secured Notes, for purposes of this Agreement, “Majority in Interest” shall mean Lenders who hold not less than 75% of the aggregate principal amount of all Secured Notes then outstanding.

4.            Power of Attorney.

(a)           To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

(b)           All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

(c)           This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

5.            Expenses of the Collateral Agent.  The Lenders shall pay any and all reasonable costs and expenses incurred by the Collateral Agent, including, without limitation, reasonable costs and expenses relating to all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties’ rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Secured Notes.

6.            Reliance on Documents and Experts.  The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

7.            Duties of the Collateral Agent; Standard of Care.

(a)           The Collateral Agent’s only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices.  The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

(b)           The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law.  The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

8.            Resignation.  The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect.  Within five days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, and notify the Collateral Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders.  The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder.  The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

9.            Exculpation.  The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person’s own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances. Neither Middlebury Securities, LLC, or its legal counsel, shall incur any liability whatsoever for the failure of the Lenders or the Collateral Agent to properly file financing statements or take such other action as may be required or desirable for the purposes of perfecting the Lenders’ security interest in the Collateral.

10.           Indemnification.  The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person’s own gross negligence or willful misconduct.

11.           Miscellaneous.

(a)           Rights and Remedies Not Waived.  No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent’s rights and remedies hereunder or otherwise.  No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

(b)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws that would result in the application of the substantive laws of another jurisdiction.

(c)           Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

(i)           In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (A) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (B) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH LENDER AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.

(ii)           Each Lender irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise.  In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof.  Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

(d)           Admissibility of this Agreement.  Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

(e)           Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to such party’s addresses set forth below (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein):

In the case of the Collateral Agent, to him at:

McMillan, Constabile, Maker & Perone, LLP
2180 Boston Post Road
Larchmont, New York 10538
Facsimile:  (914) 834-0620
Attn:  Salvatore M. Di Costanzo, Esq.

In the case of the Lenders, to:

To the address and telecopier number set forth on Schedule A hereto.

In the case of the Company, to:

Nuvel Inc.
1999 Bascom Ave., 7th Floor
Campbell, California 95008
Attn:  Jay Elliot, Founder and CEO

(f)           Amendments and Modification; Additional Lender.  No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the Collateral Agent, the Company, and a Majority in Interest.  Any transferee of a Secured Note who acquires a Secured Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent and receiving a signed acknowledgement from the Collateral Agent.

(g)           Fee.  Upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $10,000 on account, to apply against an hourly fee of $350 to be paid to the Collateral Agent or its designee by the Lenders for services rendered pursuant to this Agreement (the “Collateral Agent Fees”; provided, that such Collateral Agent Fees shall be reimbursed by the Company or paid out of proceeds from the sale of the Collateral.  All payments due to the Collateral Agent or its designee under this Agreement including reimbursements must be paid when billed.  The Collateral Agent or its designee may refuse to act on behalf of or make a distribution to any Lender who is not current in payments.  Payments required pursuant to this Agreement shall be in proportion to the Lenders’ interests in the Secured Notes.  The Collateral Agent or its designee is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent’s possession.

(h)           Counterparts; Execution.  This Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.  Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(i)           Successors and Assigns.  Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party.  No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

(j)           Captions; Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(k)           Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(l)             Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

(m)           Schedules.  The Collateral Agent is authorized to annex hereto any schedules referred to herein.

(n)           UCC Filings.  The Collateral Agent and the Lenders each hereby acknowledge that neither the Placement Agent nor its legal counsel shall have any responsibility whatsoever for the filing of any financing statements or for taking any other actions to perfect, or otherwise protect, the Lenders’ security interest in the Collateral.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

COLLATERAL AGENT:

MCMILLAN, CONSTABILE, MAKER & PERONE LLP

By:   /s/    Salvatore M. Di Costanzo
Name:       Salvatore M. Di Costanzo
Title:         Partner

THE COMPANY:

NUVEL INC.

By:    /s/    Jay Elliot
Name:        Jay Elliot
Title:          Chief Executive Officer

[SIGNATURE PAGE TO THE SECURITY AND COLLATERAL AGENT AGREEMENT]

LENDERS:

_____________________________________________
                                    (Print Name of Lender)

By:              ____________________________________
Name:         ____________________________________
Title:           ____________________________________

[SIGNATURE PAGE TO THE SECURITY AND COLLATERAL AGENT AGREEMENT]

SCHEDULE A

LENDER SCHEDULE

Lender	Principal Amount of the Secured Note

Total:

SCHEDULE B

COLLATERAL

As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company hereby pledges, grants, collaterally assigns, hypothecates and transfers to the Collateral Agent on behalf of the Lenders as hereinafter provided, a security interest in and lien upon all of the Company’s right, title and interest in, to and under all personal property and other assets of the Company, whether now owned or hereafter acquired by or arising in favor of the Company, whether now existing or hereafter coming into existence, whether owned or consigned by or to, or leased from or to the Company and regardless of where located (all being collectively referred to herein as “Collateral”) including:

(a)           the Company’s direct or indirect ownership interest in the respective shares of capital stock of the Issuers (as defined below) and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by the Company (the “Pledged Stock”);

(b)           all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

(c)           without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Subscription Agreement or the Notes, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger;

(d)           all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Company in respect of any loans or advances for the purchase price of Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively “Accounts”);

(e)           all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances;

(f)           all inventory (as defined in the Uniform Commercial Code) of the Company and all goods obtained by the Company in exchange for such inventory (herein collectively called “Inventory”);

(g)          all Intellectual Property and all other accounts or general intangibles of the Company not constituting Intellectual Property or Accounts;

(h)          all equipment (as defined in the Uniform Commercial Code) of the Company (herein collectively called “Equipment”);

(i)            each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

(j)            all deposit accounts (as defined in the Uniform Commercial Code) of the Company;

(k)           all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment;

(l)            all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

(m)          all estates in land together with all improvements and other structures now or hereafter situated thereon, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto; and

(n)           all other tangible or intangible property of the Company, including, without limitation, all proceeds, products and accessions of and to any of the property of the Company described in clauses (a) through (m) above (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company

For purposes hereof:

           “Business” shall mean the businesses from time to time, now or hereafter, conducted by the Company and its subsidiaries.

           “Copyright Collateral” shall mean all Copyrights, whether now owned or hereafter acquired by the Company,  which are associated with the Business.

           “Copyrights” shall mean all copyrights, copyright registrations and applications for copyright registrations, including those shown below (if any), and, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

Copyrights:

“Intellectual Property” shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the Business; (b) all licenses or user or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, manuals, materials standards, processing standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to the operation by the Company of the Business; (d) all sales data and other information relating to sales now or hereafter collected and/or maintained by the Company that pertain to the Business; (e) all accounting information which pertains to the Business and all media in which or on which any of the information or knowledge or data or records which pertain to the Business may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Company pertaining to the operation by the Company and its subsidiaries of the Business; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above.

           “Issuers” shall mean the Company and all other entities formed by the Company or entities in which the Company owns or acquires any capital stock or similar interest.

           “Patent Collateral” shall mean all Patents, whether now owned or hereafter acquired by the Company that are associated with the Business.

           “Patents” shall mean all patents and patent applications, including those shown below (if any), and, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

Patent:

For:  “System for Data Tunnel Proxy Network”
Provisional Patent No.:  62/247,180
Filed:  6/15/2010

“Trademark Collateral” shall mean all Trademarks, whether now owned or hereafter acquired by the Company, which are associated with the Business.  Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

“Trademarks” shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including those shown below (if any), and, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

Trademarks:

EXHIBIT D

Investor Questionnaire

Nuvel Inc.

Confidential Subscriber Questionnaire

To:           Nuvel Inc.

I.           The Subscriber represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY.  The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ______	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate (other than your principal residence), cash, short-term investments, stock and securities.  Equity in personal property and real estate (other than your principal residence) should be based on the fair market value of such property less debt secured by such property.  Mortgages on your principal residence should not be considered in calculating your net worth to the extent that such mortgages do not, in the aggregate, exceed the value of such residence.

Category B _______
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _______	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D _______
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E ______	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F ______
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

(describe entity)

Category G _____
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H _____
The undersigned is (i) a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, and (ii) acting in a fiduciary capacity on behalf of a trust account or accounts.

Category I _____
The undersigned is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors.  The Company may request information regarding the basis on which each grantor is accredited (e.g., an Investor Questionnaire completed by each grantor).

Category J _____
The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire.

(describe entity)

Category I _______	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse):  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

II.           SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

 (c)           For all Subscribers, please list types of prior investments:

(d)           For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

   Public                                    Private
  Companies                            Companies

Frequently              ___________                      ___________

Occasionally          ___________                      ___________

Never                      ___________                      ___________

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES_______                                           NO_______

(j)           For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

III.           MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

  (a)           Individual Ownership

  (b)           Community Property

  (c)           Joint Tenant with Right of

  Survivorship (both parties must sign)

  (d)           Partnership*

  (e)           Tenants in Common

  (f)           Corporation*

  (g)           Trust*

  (h)           Limited Liability Company*

  (i)           Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.           FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

V.           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI.          In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII.         The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII.       The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change.  The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

IX.          In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

1.            Payment Information

(a)    Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

_______________________________________

_______________________________________

_______________________________________

_______________________________________

(b)    Subscriber’s wiring instructions at the Wiring Bank:

_______________________________________

_______________________________________

_______________________________________

(c)           Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_____ Yes                      ______ No

(d)    Is Subscriber a customer of the Wiring Bank?

_____ Yes                      ______ No

2.            Additional Information

                For Individual Investors:

____  A government issued form of picture identification (e.g., passport or drivers license).

____  Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

               For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____
A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

__________________________
* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are:  Argentina, Australia, Austria, Belgium, Brazil, Canada, China, Denmark, European Commission, Finland, France, Germany, Greece, Gulf Co-operation Council, Hong Kong (China), Iceland, India, Ireland, Italy, Japan, Kingdom of the Netherlands (the Netherlands, Aruba, Curacao and Saint Maarten), Luxembourg, Mexico, New Zealand, Norway, Portugal, Republic of Korea, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, the United Kingdom, and the United States.

               For all other Entity Investors:

_____        A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organizatioN (e.g., certificate of good standing).

_____        An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____        A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____        If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____         If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.           ADDITIONAL INFORMATION

               A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES.  ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.           INFORMATION VERIFICATION CONSENT

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

\
INVESTOR QUESTIONNAIRE SIGNATURE PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

[SIGNATURE PAGE TO INVESTOR QUESTIONNAIRE]

EXHIBIT D

W-8/W-9

EXHIBIT E

Risk Factors

RISK FACTORS

An investment in this Offering is extremely risky. You should carefully consider the risks, in addition to the other information presented in this Memorandum before deciding to purchase the Securities being offered by Nuvel Inc. If any of the following risks actually materialize, our business and prospects could be seriously harmed and you could lose all or part of your investment. The risks and uncertainties described below are not exclusive.

Use of Proceeds

We intend to use the net proceeds for working capital, general corporate purposes and the payment of up to $350,000 in existing debt. Even if we generate material revenues, we currently plan to seek additional capital following this Offering. No assurance can be given that any source of additional cash will be available to us. If no source of additional cash is available to us, we may have to significantly reduce the scope of our operations.

Defects or disruptions in our service could diminish demand for our service and subject us to substantial liability

Because our service is complex and we have incorporated a variety of new technologies including, without limitation, computer hardware and software applications, our service may have errors or defects that users identify after such intellectual property is installed on the end users system which may result in unanticipated downtime for our customers and harm our reputation and our business. Technology based services frequently contain undetected errors when first introduced or when new versions or enhancements are released. In addition, our customers may use our service in unanticipated ways that may cause a disruption in service for other customers attempting to access their data. Since our customers use our service for important aspects of their business, any errors, defects, disruptions in service or other performance problems with our service could hurt our reputation and may damage our customers’ businesses. If that occurs, customers could elect not to renew, or delay or withhold payment to us, we could lose future sales or customers may make warranty claims against us, which could result in an increase in our provision for doubtful accounts, an increase in collection cycles for accounts receivable or the expense and risk of litigation.

If our security measures are breached we may incur significant legal and financial exposure and liabilities

Our service involves the storage and transmission of customers’ proprietary information, and security breaches could expose us to a risk of loss of this information, litigation and possible liability. If our security measures are breached as a result of third-party action, employee error, malfeasance or otherwise, during transfer of data to additional data centers or at any time, and, as a result, someone obtains unauthorized access to our data or our customers’ data, our reputation could be damaged, our business may suffer and we could incur significant liability. Additionally, third parties may attempt to fraudulently induce employees or customers into disclosing sensitive information such as user names, passwords or other information in order to gain access to our data or our customers’ data, which could result in significant legal and financial exposure and a loss of confidence in the security of our service that would harm our future business prospects. Because the techniques used to obtain unauthorized access, or to sabotage systems, change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or to implement adequate preventative measures. If an actual or perceived breach of our security occurs, the market perception of the effectiveness of our security measures could be harmed and we could lose sales and customers.

Weakening global economic conditions may adversely affect our operations

Our overall performance depends in part on worldwide economic conditions. The United States and other key international economies are currently undergoing a period of severe recession, characterized by falling demand for a variety of goods and services, restricted credit, going concern threats to financial institutions and major multi-national companies, poor liquidity, declining asset values, reduced corporate profitability, extreme volatility in credit, equity and foreign exchange markets and increased bankruptcies. These conditions could delay prospective customers’ purchasing decisions, reduce the value or duration of their contracts, or affect renewal rates, all of which could adversely affect our operating results. Companies that have competing products may reduce prices for competing products or services which could also reduce our average selling prices and harm our operating results.

If we experience significant fluctuations in our rate of anticipated growth and fail to balance our expenses with our revenue forecasts, our results could be harmed and the Company’s value may decline without advance notice

Due to our evolving business model, the unpredictability of new markets that we enter and deteriorating general economic and financial market conditions, we may not be able to accurately forecast our rate of growth. We plan our expense levels and investment on estimates of future revenue and future anticipated rate of growth. We may not be able to adjust our spending quickly enough if the rate of new or renewed subscriptions falls short of our expectations. As a result, we expect that our revenues, operating results and cash flows may fluctuate significantly on a quarterly basis. Our recent revenue growth rates may not be sustainable and may decline in the future. We believe that period-to-period comparisons of our revenues, operating results and cash flows may not be meaningful and should not be relied upon as an indication of future performance.

Inability to Manage Growth

Although no assurance can be given, the Company contemplates that growth will occur as the Company implements its business strategies. The Company expects the expansion of its business to place a significant strain on its limited managerial, operational, and financial resources. The Company will be required to expand its operational and financial systems significantly and to expand, train, and manage its work force in order to manage the expansion of its operations. The Company’s failure to fully integrate new employees into its operations could have a material adverse effect on its business, prospects, financial condition, and results of operations. The Company’s ability to attract and retain highly skilled personnel in connection with its growth is critical to its operations and expansion. The Company faces competition for these types of personnel from other technology companies and more established organizations, many of which have significantly larger operations and greater financial, marketing, human, and other resources than does the Company. The Company may not be successful in attracting and retaining qualified personnel on a timely basis, on competitive terms, or at all. If the Company is not successful in attracting and retaining these personnel, its business, prospects, financial condition, and results of operations will be materially adversely affected.

Our management has discretion as to the use of the proceeds of this Offering

Our management will have considerable discretion in how we use the net proceeds from this Offering, and no representation can be made that use of proceeds will generate material revenues or materially improve our ability to further develop our product.

The Company’s failure to protect its proprietary rights, or the costs of protecting these rights, may harm its ability to compete

The Company believes that its success will depend in part upon its proprietary technology. The Company relies on a combination of patents, trade secret laws and contractual obligations with employees and third parties to protect its proprietary rights. These legal protections provide only limited protection and may be time consuming and expensive to obtain and enforce. The Company’s failure to adequately protect its proprietary rights could result in competitors offering similar products and impair its ability to compete. Moreover, despite the Company’s efforts to protect its proprietary rights, unauthorized parties may copy aspects of its products and obtain and use information that we regard as proprietary. Also, the Company’s competitors may independently develop similar, but not infringing, technology, duplicate the Company’s products, or design around its patents or its other intellectual property. In addition, other parties may breach confidentiality agreements or other protective contracts with the Company, and the Company may not be able to enforce its rights in the event of these breaches. Furthermore, the Company expects that it will increase our international operations in the future, and the laws of many foreign countries do not protect its intellectual property rights to the same extent as the laws of the United States.

No Independent Valuation

The Company has not obtained an independent opinion regarding the valuation of the Company or the Securities, nor has there been any legal, investment banking, or other diligence in connection with the valuation of the Company or the Securities. Prospective investors must rely on their own business and investment background and their own investigation of the Company and its proposed business in determining whether to invest in the Company and the Secured Notes.

Private Offering Exemption

This Offering is being made in reliance on an exemption from registration contained in the Securities Act and the rules and regulations thereunder, and on similar exemptions from the qualification provisions of applicable state securities laws. No regulatory authority has reviewed the terms of this Offering, the disclosure of risks and the fairness of the terms of the Offering or the business of the Company. Prospective investors must also recognize that they do not necessarily have any of the protections afforded by applicable federal and state securities laws as may be provided in registered and/or qualified offerings and therefore must judge the fairness of the terms of this Offering and the adequacy and accuracy of this Memorandum without the benefit of prior review by any regulatory agency.

Transaction Fees & Expenses

This Offering involves substantial fees and expenses which will be paid out of the proceeds of the Offering thus reducing the amount of proceeds available to the Company.

FURTHER INFORMATION

The statements contained in this bridge offering package constitute only a brief summary of certain provisions of the documents referred to herein and the transactions contemplated hereby and thereby. The statements contained herein do not purport to be a complete description of every term and condition of such documents and are qualified in their entirety by reference to such documents. As with any summary, some details and exceptions have been omitted. If any of the statements herein are in conflict with any of the terms of any of such documents, the terms of such documents will govern. Reference is made to the actual documents for a compete understanding of what they contain. Copies of all documents in connection with the transactions described herein are available for inspection at our offices, including our Certificate of Incorporation with the transactions described in this memorandum and Bylaws. Each prospective investor and his or her advisor are invited and encouraged to ask questions of the Company with respect to the terms and conditions of the Offering and our business and request additional information necessary to verify information contained herein. We will seek to provide answers and such information to the extent possessed or obtainable without unreasonable effort or expense. Offerees may be required to execute non-disclosure agreements as a prerequisite to reviewing documents determined by the Company to contain proprietary, confidential, or otherwise sensitive information. For further information contact the Placement Agent, The Middlebury Group, LLC, 202 Mountain Avenue, Ridgewood, New Jersey 07450.